UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 25, 2011
Neurologix, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-13347	06-1582875

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Bridge Plaza, Fort Lee, New Jersey	07024

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (201) 592-6451
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On March 25, 2011, Neurologix, Inc. issued a press release announcing its financial results for its fiscal year ended December 31, 2010. A copy of the press release is furnished herewith as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
99.1 Press release of Neurologix, Inc., dated March 25, 2011 (furnished pursuant to Item 2.02 of Form 8-K).

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROLOGIX, INC.
Date: March 25, 2011	By:	/s/ MARC L. PANOFF
	Name:	Marc L. Panoff
	Title:	Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of Neurologix, Inc., dated March 25, 2011 (furnished pursuant to Item 2.02 of Form 8-K).